UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2015

Service Corporation International
(Exact name of Registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-6402-1 (Commission File Number)	74-1488375 (I.R.S. Employer Identification Number)

1929 Allen Parkway Houston, Texas (Address of principal executive offices)	77019 (Zip code)

(713) 522-5141 (Registrant’s telephone number, including area code)

N.A. (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Information

On August 10, 2015, Service Corporation International (the “Company”) issued a press release announcing that it commenced a registered offering of $300 million aggregate principal amount of its 5.375% Senior Notes due 2024 (the “Notes”) in a reopening of the existing series of such Notes. The full text of the press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report on Form 8-K, including the exhibits hereto, is neither an offer to sell nor a solicitation of an offer to purchase any of the Notes or any other securities of the Company. The Notes will be offered only by means of a prospectus supplement and accompanying base prospectus.

Item 9.01      Financial Statements and Exhibits

(d)	The following exhibits are included with this report:

Exhibit No.	Description
99.1	Press release dated August 10, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2015

Service Corporation International

By:	/s/ Gregory T. Sangalis
Name: Gregory T. Sangalis
Title: Senior Vice President,
General Counsel and Secretary

EXHIBITS

Exhibit No.	Description

99.1	Press release dated August 10, 2015